SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2012

                            COLORADO GOLD MINES, INC.
                            -------------------------
                 (Name of Small Business Issuer in its charter)

               Nevada                   333-174872            68-0681435
      (State of incorporation)     (Commission File No.)    (IRS Employer
                                                          Identification No.)

                     3896 Ruskin Street, Las Vegas, NV 89147
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (720) 553-5308

                                 P.O. Box 620490
                            Littleton, CO 80162-0490
               ------------------------------------------------
         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 4.01   Changes in Registrant's Certifying Accountant.

        On November 14, 2012, the Company, through and with the approval of its Board of Directors, engaged Anton & Chia, LLP ("AC") as its independent registered public accounting firm.

      Prior to engaging AC, the Company did not consult with AC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by AC on the Company's financial statements, and AC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 5.01. Changes in Control of Registrant.

      On November 20, 2012 Kelly Fielder appointed Eric Anderson and Gabreil Diggs as directors of the Company and then resigned as an officer and director of the Company. Thereafter, Mr. Anderson was appointed the Chief
Executive Officer of the Company and Mr. Diggs was appointed the Chief Financial Officer of the Company. The appointments of Mr. Anderson and Mr. Diggs and resignation of Mr. Fielder resulted in a change of control of the Company.

      Information concerning Mr. Anderson and Mr. Diggs is shown below.

      Mr. Anderson (age 45) has been the Operating Manager of The Resource Group, Inc., since March 2005. Mr. Anderson holds a Bachelor of Science degree in Mechanical Engineering from The Oregon Institute of Technology and is a former Marine Corps Captain.

      Mr. Diggs (age 29) was a student between 2009 and 2011. Prior to 2009 Mr. Diggs worked as a Surveyor for KWC Engineering Mr. Diggs was a United States Marine between 2002 and 2006. Mr. Diggs holds an Associate of Science degree from Kent State University.

Item 5.02. Departure of Directors or Certain Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      See Item 5.01.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 26, 2012                COLORADO GOLD MINES, INC.


                                    By:  /s/ Eric Anderson
                                         ---------------------------------------
                                         Eric   Anderson,   Chief   Executive
                                         Officer